UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-121

Name of Registrant:	Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005 - May 31, 2006

Item 1:	Reports to Shareholders

Vanguard® Wellington™ Fund

> Semiannual Report

May 31, 2006

>	During the fiscal half-year ended May 31, 2006, Vanguard Wellington Fund returned 4.4%, ahead of the returns of the fund’s benchmark index and its average peer fund.

>	Within the stock portion of Wellington’s portfolio, gains were strongest among the fund’s energy, industrials, and materials holdings.

>	The fund’s fixed income portfolio, which accounts for about 35% of its holdings, provided negligible returns as rising interest rates slowed bond performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	31
Trustees Approve Advisory Agreement	33
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2006
Total
Return
Vanguard Wellington Fund
Investor Shares	4.4%
AdmiralTM Shares[1]	4.4
Wellington Composite Index[2]	1.5
Average Balanced Fund[3]	2.7

Your Fund’s Performance at a Glance
November 30, 2005–May 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$31.34	$31.22	$0.490	$0.974
Admiral Shares	54.15	53.92	0.885	1.682

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Weighted 65% Standard & Poor’s 500 Index and 35% Lehman Brothers Credit A or Better Index.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the six months ended May 31, 2006, Vanguard Wellington Fund returned 4.4%, well ahead of the returns of the fund’s benchmark index and its peer-group average. Even as the stock market favored small-capitalization and international equities, the fund generated much of its strong performance from superior selection among dividend-paying value equities. At the end of the period, the fund’s Investor Shares carried an annualized yield of 3.3%; the lower-cost Admiral Shares yielded 3.4%.

Stocks gained ground, then stumbled late in the period

The U.S. stock market advanced through much of the fiscal half-year, with some indexes approaching a five-year high in early May. Despite ongoing concerns about high energy costs and the possibility of inflation, investors generally remained positive about the economy. In mid-May, however, worries over whether the Fed would continue to raise interest rates gave some investors pause, leading to a decline in the major indexes.

In the U.S. market, small-cap stocks once again outperformed their large-cap counterparts, a persistent trend over the past few years. Returns of international stocks, aided by a weak dollar, continued to surpass those of U.S. stocks. Although emerging markets experienced noteworthy losses in May, they were strong performers for the six months.

Bonds treaded water as rates continued to rise

Bond market returns were flat during the past six months, as rising interest rates put pressure on prices. The Federal Reserve Board raised its target for the federal funds rate from 4.00% to 5.00% in four separate actions as part of its efforts to rein in inflationary pressures. Yields moved higher across the maturity spectrum, a change from the pattern in prior months when yields rose at the shorter end but fell at the longer end.

In general, short-term and municipal securities outperformed long-term taxable bonds. High-yield bonds, which are less sensitive to changes in interest rates, turned in impressive relative results.

A diverse selection of stocks boosted Wellington’s return

Stocks accounted for roughly 65% of Wellington Fund’s assets during the fiscal half-year. Within the fund’s equity portfolio, stocks in the dividend-rich industrials, energy, materials, and health care sectors performed particularly well. Together these sectors made up about half of the fund’s stock holdings, on average, yet they contributed more than 80% of the fund’s six-month gain. Firms as diverse as mining giant Rio Tinto, rail carrier CSX, and oilfield-services provider Schlumberger all made significant contributions.

Foreign holdings such as Swiss-based UBS also provided an important boost, reflecting the strength of international

Market Barometer
			Total Returns
	Periods Ended May 31, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	2.8%	9.4%	2.6%
Russell 2000 Index (Small-caps)	7.0	18.2	9.1
Dow Jones Wilshire 5000 Index (Entire market)	3.4	10.8	3.7
MSCI All Country World Index ex USA (International)	15.4	30.9	11.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.0%	–0.5%	5.0%
Lehman Municipal Bond Index	1.5	1.9	5.3
Citigroup 3-Month Treasury Bill Index	2.1	3.8	2.1

CPI
Consumer Price Index	2.5%	4.2%	2.6%

1 Annualized.

markets during the period. On average, foreign equity holdings accounted for about 12% of the fund’s portfolio during the six months.

In the United States, by contrast, financial services stocks were less rewarding. Overall, the fund held about 19% of its stock assets in the financial services sector (again a reflection of its emphasis on dividend-paying value stocks), but these holdings returned only modest gains. Other laggards on the equity side included the fund’s information technology holdings, down –6%. Industry heavyweights Microsoft and IBM both posted declines in the half-year.

The fund’s fixed income portfolio, made up of investment-grade corporate and U.S. government bonds, produced a negligible six-month return as rising interest rates pushed bond prices down across the maturity spectrum. This performance was consistent with the –0.6% result for the fund’s fixed income benchmark, the Lehman Credit A or Better Index.

Overall, it was the stock-selection prowess of the fund’s investment advisor, Wellington Management Company, that kept the fund ahead of the results for its benchmark index and the average balanced fund.

On April 20, the fund’s board of trustees took steps to temper the fund’s cash flows, which had grown considerably in response to performance. The trustees raised the minimum initial investment requirement from $3,000 to $10,000. They also limited new purchases to $25,000 per

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Balanced
	Shares	Shares	Fund
Wellington Fund	0.30%	0.17%	1.19%

1	Fund expense ratios reflect the six months ended May 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

shareholder in each calendar year. Both changes are designed to help the fund’s advisor continue to manage the fund’s assets effectively in the interest of shareholders.

A well-planned strategy will serve you in the long term

Since its inception in 1929, Vanguard Wellington Fund has weathered nearly 80 years of market vicissitudes. As the nation’s oldest balanced mutual fund, Wellington embodies the most important characteristics of a successful investment program: a disciplined approach to investment selection, a constancy of purpose that doesn’t shift with market ups and downs, experienced management, and careful attention to costs.

Paul D. Kaplan, who has managed the fixed income portion of the Wellington Fund since 1994, is an exemplar of these investment principles. On June 30, Paul will retire from Wellington Management Company, the fund’s advisor. For more than a decade, Paul has helped deliver superior returns to Wellington Fund shareholders through a variety of challenging market environments. (He has also distinguished himself as a manager of other Vanguard portfolios.) John C. Keogh, who has worked closely with Paul for the past two years, will assume responsibility for the fund’s fixed income holdings.

On behalf of Vanguard clients, I extend my congratulations and gratitude to Paul for his years of service.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 12, 2006

Advisors’ Report

Vanguard Wellington Fund returned 4.4% for Investor and Admiral Shares during the semiannual period ended May 31, 2006. This performance exceeded both the 2.7% return for the average balanced fund and the 1.5% return for our composite index benchmark, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

Investment environment

Stocks advanced 2.6% during the six-month period, as measured by the Standard & Poor’s 500 Index. Economic growth remained strong even after several increases in short-term interest rates by the Federal Reserve Board. However, the U.S. housing market began to show signs of weakness. The price of oil was up significantly during the period, rising above $70 per barrel despite the high inventories remaining in North America after a mild winter.

Internationally, the stronger economies in Asia, led by China and Japan, have been instrumental in maintaining the strength of commodity markets. Equity valuations remain fair, as stronger earnings have offset the impact of higher interest rates. Corporations have done a terrific job of managing costs to offset higher energy prices.

Activity in the fixed income market was dominated by the rise in short-term interest rates engineered by the Fed and the continuing flattening of the U.S. Treasury yield curve. After 16 consecutive increases in the target federal funds rate (from 1.00% in mid-2004 to 5.00% by May 31), it is fairly clear that the Fed’s policy-tightening process is drawing to a close, though exactly how many, if any, additional increases occur will depend on any inflation threat the Fed perceives.

Corporate bonds generally outperformed comparable Treasury securities during the fiscal half-year, although the margin was modest, reflecting the already narrow range of yield spreads. Mortgage-backed

Equity Portfolio Changes
Six Months Ended May 31, 2006

Additions	Comments
Sysco	This leading wholesaler of food to restaurants fell to an attractive valuation.
United Parcel Service	The major transportation company began to show better financial performance.
Sun Microsystems	A leading computer server company, it is introducing new products and has cut costs.

Deletions
Caterpillar	It neared our price target after a strong run.
Union Pacific	We took profits as the company reached full valuation.

securities continued to be star performers as the threat of refinancing and prepayment receded even further.

Our successes

Our strong equity performance was driven largely by stock selection in the health care and industrials sectors, as well as by our relative lack of exposure to the underperforming technology sector. Top individual contributors during the period included railroad holdings Canadian National Railway, CSX, and Union Pacific, all of which have benefited from higher volume and improved freight rates.

Several energy holdings boosted the fund’s six-month performance. EnCana rose significantly as its reserves became increasingly valuable with the rise in energy prices. Schlumberger rose sharply on expectations for higher spending by oil companies. International oil holdings Total and Petrobras (Petróleo Brasileiro) also posted strong gains. We retain our positive view on the energy sector in the expectation that high levels of demand will persist. Finally, materials holding Rio Tinto was a strong contributor, benefiting from higher commodity prices driven largely by strong Chinese demand.

In the fund’s fixed income segment, we have maintained a greater-than-average allocation to cash. We did so in the belief that, during a period of policy tightening by the Fed, cash would provide a more attractive return than the bond market. That positioning benefited the fund during the semiannual period.

Our shortfalls

The largest detractor from performance over the six months was stock selection in the telecommunications sector. Verizon Communications fell as investors fretted about the company’s entrance into residential fiber optics. Other detractors included information technology holdings Microsoft, IBM, and Motorola. Shares of Microsoft declined significantly after the company reported quarterly earnings below expectations and forecast a similar result for its current fiscal quarter because of plans to increase spending.

In the consumer discretionary sector, shares of Viacom fell as investors anticipated weak results. We continued to hold a position in Viacom based on a positive outlook for the company’s cable network business.

Although the fund’s fixed income portfolio had a modestly short duration posture during the period, our underweighted position in the better-performing corporate sector produced only average performance relative to the Lehman Credit A or Better Index. We had found the corporate sector rather unattractive given the narrow yield-spread advantage 12 months ago, but the market continued to favor corporate issues as the economic environment remained benign. The past six months have rewarded lower-quality corporate exposure, which we did not find attractive.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

Our discipline is focused on identifying industries in which the balance between supply and demand is expected to be favorable. For example, the telecommunications services industry has now thoroughly consolidated, and demand is starting to grow nicely. We also find media stocks attractive at current valuations. The consumer sector appears to be the most vulnerable segment of the U.S. economy, because of oil prices and higher interest rates. At the end of the period, the fund was overweighted in the energy, materials, and telecommunications sectors, and underweighted in the technology, financials, and consumer sectors.

In the fixed income market, we continue to find corporate bonds, particularly those at the lower end of the quality range, unattractive, and the portfolio remains underweighted in them. Although we were early in making this judgment, we continue to feel that it is the correct view. A period of yield-spread widening may not come immediately, but it will come, and we prefer to have the portfolio appropriately positioned in advance.

Edward P. Bousa, CFA, Senior Vice President and Equity Manager

Paul D. Kaplan, Senior Vice President and Fixed Income Manager

John C. Keogh, Senior Vice President and Fixed Income Manager

Wellington Management Company, LLP

June 12, 2006

Fund Profile

As of May 31, 2006

Total Fund Characteristics

Yield
Investor Shares	3.3%
Admiral Shares	3.4%
Turnover Rate	25%[1]
Expense Ratio
Investor Shares	0.30%[1]
Admiral Shares	0.17%[1]
Short-Term Reserves	3%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Fund	Index[2]	Index[3]
Consumer Discretionary	8%	10%	12%
Consumer Staples	9	10	9
Energy	15	10	9
Financials	19	22	22
Health Care	10	12	12
Industrials	13	12	12
Information Technology	8	15	15
Materials	8	3	3
Telecommunication Services	5	3	3
Utilities	5	3	3

Total Fund Volatility Measures
		Composite		Broad
	Fund	Index[4]	Fund	Index[3]
R-Squared	0.88	1.00	0.73	1.00
Beta	1.01	1.00	0.55	1.00

Ten Largest Stocks[5] (% of equity portfolio)

Bank of America Corp.	diversified financial services	3.2%
General Electric Co.	industrial conglomerate	3.1
Citigroup, Inc.	diversified financial services	2.7
Total SA ADR	integrated oil & gas	2.3
Chevron Corp.	integrated oil & gas	2.2
ExxonMobil Corp.	integrated oil & gas	2.1
AT&T Inc.	integrated telecommunication
	services	2.0
Exelon Corp.	electric utilities	2.0
Abbott Laboratories	pharmaceuticals	1.9
International Business Machines Corp.	computer hardware	1.8
Top Ten		23.3%
Top Ten as % of Total Net Assets		15.0%

1 Annualized.

2 S&P 500 Index.

3 Dow Jones Wilshire 5000 Index.

4 Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.

5 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

    See page 34 for a glossary of investment terms.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	115	500	4,972
Median Market Cap	$61.1B	$49.2B	$68.3B
Price/Earnings Ratio	15.3x	16.7x	19.6x
Price/Book Ratio	2.6x	2.7x	2.9x
Dividend Yield	2.4%	1.9%	1.7%
Return on Equity	18.8%	18.8%	17.4%
Earnings Growth Rate	13.8%	15.5%	9.8%
Foreign Holdings	11.5%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	376	1,817	6,795
Yield to Maturity	5.8%[5]	5.8%	5.7%
Average Coupon	5.5%	5.5%	5.3%
Average Effective Maturity	7.9 years	8.6 years	7.2 years
Average Quality[6]	Aa2	Aa3	Aa1
Average Duration	5.2 years	5.4 years	4.8 years

Sector Diversification[7] (% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	8%
Finance	26
Foreign	8
Government Mortgage-Backed	11
Industrial	28
Treasury/Agency	11
Utilities	5
Other	3

Distribution by Credit Quality[6] (% of fixed income portfolio)

Aaa	41%
Aa	20
A	30
Baa	7
Ba	0
B	0
Not Rated	2

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 Lehman Credit A or Better Index.

4 Lehman Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1995–May 31, 2006

	Wellington Fund			Composite
	Investor Shares			Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1996	16.7%	4.6%	21.3%	19.8%
1997	14.2	4.4	18.6	21.6
1998	9.6	4.2	13.8	20.1
1999	–0.5	4.1	3.6	11.0
2000	2.6	4.3	6.9	–0.1
2001	3.8	3.8	7.6	–3.4
2002	–7.4	3.1	–4.3	–8.1
2003	9.6	3.3	12.9	12.7
2004	10.3	3.1	13.4	9.9
2005	5.7	3.2	8.9	6.4
2006[2]	2.8	1.6	4.4	1.5

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	7/1/1929	10.60%	7.51%	6.16%	3.72%	9.88%
Admiral Shares	5/14/2001	10.75	7.02[3]	—	—	—

1 Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.

2 Six months ended May 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 26 and 27 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.6%)
Consumer Discretionary (5.3%)
* Comcast Corp. Class A	11,380,400	365,652
McDonald’s Corp.	9,613,000	318,863
Time Warner, Inc.	15,252,900	262,502
The Walt Disney Co.	5,747,700	175,305
Fuji Photo Film Co., Ltd. ADR	4,875,800	160,853
* Viacom Inc. Class B	3,994,400	150,789
Limited Brands, Inc.	5,428,100	147,427
CBS Corp.	5,334,500	138,217
Gannett Co., Inc.	1,924,300	103,931
NIKE, Inc. Class B	1,039,600	83,490
Yum! Brands, Inc.	1,415,400	71,336
Genuine Parts Co.	1,405,900	60,538
Dollar General Corp.	3,690,500	60,155
Harrah’s Entertainment, Inc.	756,000	57,486
		2,156,544
Consumer Staples (5.5%)
Altria Group, Inc.	6,362,400	460,320
Wal-Mart Stores, Inc.	7,015,900	339,920
The Coca-Cola Co.	7,424,700	326,909
Kimberly-Clark Corp.	4,808,600	291,738
Nestle SA ADR Reg	3,505,300	262,021
The Procter & Gamble Co.	3,160,675	171,467
Sysco Corp.	5,409,300	165,416
Unilever NV ADR	3,515,100	79,547
PepsiCo, Inc.	1,131,400	68,404
Coca-Cola Enterprises, Inc.	2,601,900	51,153
SABMiller PLC	1,391,340	26,028
SABMiller PLC ADR	1,261,800	23,943
	2,266,866

Energy (9.4%)
Total SA ADR	9,468,800	617,460
Chevron Corp.	9,660,800	577,619
ExxonMobil Corp.	9,095,200	553,989
EnCana Corp.	8,714,904	440,451
BP PLC ADR	5,245,300	370,843
ConocoPhillips Co.	5,849,563	370,219
Royal Dutch Shell PLC ADR Class A	5,382,010	356,881
Schlumberger Ltd.	3,987,700	261,473
XTO Energy, Inc.	3,291,100	135,659
Petroleo Brasileiro ADR	1,542,300	133,949
Sasol Ltd. Sponsored ADR	675,400	25,915
		3,844,458
Financials (12.1%)
Bank of America Corp.	17,750,699	859,134
Citigroup, Inc.	14,313,300	705,646
UBS AG	3,921,800	444,026
Merrill Lynch & Co., Inc.	4,474,700	324,013
ACE Ltd.	6,108,800	316,252
American International Group, Inc.	4,994,600	303,672
State Street Corp.	4,884,600	303,334
Muenchener
Rueckversicherungs–Gesellschaft AG
(Registered)	1,947,427	264,870
Freddie Mac	3,974,900	238,653

		Market
		Value•
	Shares	($000)
The Hartford Financial Services Group Inc.	2,547,300	224,009
MBIA, Inc.	3,825,900	218,574
JPMorgan Chase & Co.	5,110,276	217,902
Ambac Financial Group, Inc.	1,973,100	158,144
PNC Financial Services Group	1,949,800	134,361
MetLife, Inc.	2,157,100	111,026
Westpac Banking Corp. Ltd. ADR	1,068,500	93,355
Wachovia Corp.	970,400	51,916
		4,968,887
Health Care (6.4%)
Abbott Laboratories	11,888,400	507,635
Eli Lilly & Co.	8,740,900	451,380
Schering-Plough Corp.	17,379,100	331,246
Bristol-Myers Squibb Co.	13,268,900	325,751
AstraZeneca Group PLC ADR	5,755,100	304,675
Wyeth	4,439,100	203,044
Baxter International, Inc.	3,602,000	135,795
Medtronic, Inc.	2,197,100	110,931
Novartis AG ADR	1,819,300	100,935
Sanofi-Aventis ADR	1,716,603	81,144
Merck & Co., Inc.	1,940,600	64,602
		2,617,138
Industrials (8.4%)
General Electric Co.	23,719,600	812,633
Canadian National Railway Co.	10,058,800	449,628
Deere & Co.	4,117,800	352,484
Waste Management, Inc.	9,083,500	332,638
Parker Hannifin Corp.	3,034,400	236,744
Lockheed Martin Corp.	2,903,700	210,489
CSX Corp.	2,682,700	179,526
General Dynamics Corp.	2,472,000	157,318
Pitney Bowes, Inc.	3,855,300	157,219
Avery Dennison Corp.	2,494,800	148,166
United Parcel Service, Inc.	1,838,000	148,051
United Technologies Corp.	2,256,200	141,058
Emerson Electric Co.	1,360,700	112,285
		3,438,239

Information Technology (5.4%)
	International Business Machines Corp.	5,811,200	464,315
	Microsoft Corp.	17,554,700	397,614
	Motorola, Inc.	13,519,600	285,128
	Accenture Ltd.	8,447,400	237,794
	First Data Corp.	3,940,200	181,683
*	EMC Corp.	12,278,100	157,160
	KLA-Tencor Corp.	2,693,300	110,533
	Hewlett-Packard Co.	2,972,300	96,243
*	Sun Microsystems, Inc.	15,941,200	74,286
	Automatic Data Processing, Inc.	1,530,400	69,587
	Nokia Corp. ADR	3,224,300	69,226
	Texas Instruments, Inc.	2,094,600	65,414
			2,208,983
Materials (5.4%)
	Alcoa Inc.	14,090,100	446,938
	E.I. du Pont de Nemours & Co.	8,837,100	375,842
	Weyerhaeuser Co.	5,652,300	361,521
	International Paper Co.	6,732,700	228,777
	Rio Tinto PLC ADR	924,100	205,150
	Cia Vale do Rio Doce ADR	2,943,268	137,127
	Rohm & Haas Co.	2,640,900	133,128
	Air Products & Chemicals, Inc.	1,877,100	121,730
	Syngenta AG ADR	4,338,600	119,572
	Newmont Mining Corp. (Holding Co.)	1,745,800	91,043
*^	Arkema ADR	2,368	85
			2,220,913
Telecommunication Services (3.2%)
	AT&T Inc.	20,304,200	529,127
	Verizon Communications Inc.	7,719,200	240,916
	Sprint Nextel Corp.	9,309,100	197,446
	BellSouth Corp.	3,841,200	129,717
	Deutsche Telekom AG ADR	7,884,400	128,121
	France Telecom SA ADR	2,310,300	53,345
*	Embarq Corp.	465,455	19,396
			1,298,068

			Market
			Value•
		Shares	($000)
Utilities (3.5%)
	Exelon Corp.	9,144,000	517,642
	TXU Corp.	4,742,500	271,745
	FPL Group, Inc.	5,489,000	218,627
	Dominion Resources, Inc.	2,442,800	177,298
	Pinnacle West Capital Corp.	2,637,700	103,899
	Duke Energy Corp.	2,559,024	72,216
	Progress Energy, Inc.	1,710,500	71,909
			1,433,336
Total Common Stocks
(Cost $19,654,849)			26,453,432

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (7.5%)
U.S. Government Securities (2.9%)
	U.S. Treasury Note
	3.875%, 7/31/07	1,200,000	1,183,872
Agency Notes (0.7%)
1	Federal Home Loan
	Mortgage Corp.
	4.000%, 8/17/07	50,000	49,215
	3.500%, 9/15/07	50,000	48,932
1	Federal National
	Mortgage Assn.
	3.250%, 11/15/07	100,000	97,174
	Private Export Funding Corp.
	5.750%, 1/15/08	40,385	40,640
	3.375%, 2/15/09	33,300	31,672
			267,633
Mortgage-Backed Securities (3.9%)
Conventional Mortgage-Backed Securities (3.5%)
1	Federal National
	Mortgage Assn.
2	6.000%, 6/1/21	73,270	73,705
	Government National
	Mortgage Assn.
2	5.000%, 1/15/30–12/15/35	440,318	420,065
2	5.500%, 1/15/29–4/15/36	874,517	852,070
2	6.000%, 3/15/28–1/15/33	49,750	49,783
2	6.500%, 1/15/31–1/15/32	23,227	23,669
2	7.000%, 11/15/31–11/15/33	20,108	20,861
2	8.000%, 6/15/17	51	54

Non-Conventional
Mortgage-Backed Securities (0.4%)
1	Federal Home Loan
	Mortgage Corp. CMO
2	4.000%, 3/15/19–9/15/19	68,295	59,321
1	Federal National
	Mortgage Assn.
2	4.000%, 2/25/19 CMO	19,895	17,321
2	4.515%, 5/1/13	18,709	17,577
2	4.885%, 1/1/14	35,253	33,590
2	5.017%, 2/1/13	19,076	18,424
	Government National
	Mortgage Assn. CMO
2	5.500%, 6/16/23	19,858	19,351
			1,605,791
Total U.S. Government and Agency Obligations
(Cost $3,129,634)			3,057,296
Corporate Bonds (21.1%)
Asset-Backed/Commercial
Mortgage-Backed Securities (2.4%)
	Advanta Business
	Card Master Trust
2	4.750%, 1/20/11	13,150	13,008
	Aesop Funding II LLC
2 3	3.950%, 4/20/08	43,600	42,587
	Asset Securitization Corp.
2	7.490%, 4/14/29	16,987	17,187
	Bank One Issuance Trust
2	3.860%, 6/15/11	40,000	38,674
2	3.450%, 10/17/11	40,000	38,077
	Bear Stearns Commercial
	Mortgage Securities, Inc.
2	5.610%, 11/15/33	17,250	17,150
2	5.466%, 4/12/38	28,720	28,261
2	4.740%, 3/13/40	25,000	23,502
2	4.825%, 11/11/41	49,980	46,819
2	4.933%, 2/13/42	19,160	18,023
2	4.871%, 9/11/42	24,700	23,063
	California Infrastructure &
	Economic Development Bank
	Special Purpose Trust SCE-1
2	6.420%, 12/26/09	16,110	16,263
	California Infrastructure &
	Economic Development Bank
	Special Purpose Trust SDG&E-1
2	6.310%, 9/25/08	1,756	1,760
	CarMax Auto Owner Trust
2	4.910%, 1/18/11	21,520	21,200
	Caterpillar Financial Asset Trust
2	3.130%, 1/26/09	3,092	3,041

		Face	Market
		Amount	Value•
		($000)	($000)
	Chase Commercial
	Mortgage Securities Corp.
2	6.390%, 11/18/30	24,900	25,202
	Chase Issuance Trust
2	4.650%, 12/17/12	40,000	38,766
	Chase Manhattan
	Auto Owner Trust
2	2.570%, 2/16/10	21,374	20,928
	Commercial Mortgage
	Pass Through Certificates
2	5.116%, 6/10/44	25,000	23,781
	DLJ Mortgage
	Acceptance Corp.
2 3	7.600%, 5/15/30	4,503	4,528
2 3	6.820%, 10/15/30	13,329	13,402
	GS Mortgage
	Securities Corp. II
2	5.396%, 8/10/38	25,100	24,772
	Greenwich Capital
	Commercial Funding Corp.
2	4.915%, 1/5/36	47,700	45,621
2	5.317%, 6/10/36	25,535	25,052
2	5.224%, 4/10/37	10,000	9,577
2	4.799%, 8/10/42	48,375	46,684
	Honda Auto Receivables
	Owner Trust
2	3.820%, 5/21/10	21,677	21,018
	JPMorgan Chase Commercial
	Mortgage Securities
2	4.899%, 1/12/37	24,040	22,608
	LB-UBS Commerical
	Mortgage Trust
2	6.462%, 3/15/31	18,325	19,062
	Morgan Stanley Capital I
2	4.780%, 12/13/41	43,275	40,462
2	5.230%, 9/15/42	16,905	16,187
2	4.700%, 7/15/56	38,470	35,792
	Morgan Stanley
	Dean Witter Capital I
2	4.740%, 11/13/36	26,000	24,601
	Nomura Asset Securities Corp.
2	6.590%, 3/15/30	10,000	10,160
2	6.690%, 3/15/30	13,000	13,575
	PSE&G Transition Funding LLC
2	6.450%, 3/15/13	10,000	10,306
	USAA Auto Owner Trust
2	2.670%, 10/15/10	5,000	4,885
2	4.130%, 11/15/11	24,000	23,371
	WFS Financial Owner Trust
2	3.930%, 2/17/12	37,445	36,689

	Wachovia Auto Owner Trust
2	4.930%, 11/20/12	25,000	24,597
	Wachovia Bank Commercial
	Mortgage Trust
2	5.118%, 7/15/42	25,000	23,769
	Wells Fargo Mortgage
	Backed Securities Trust
2	4.546%, 2/25/35	18,230	17,726
	World Omni Auto
	Receivables Trust
2	3.820%, 11/12/11	9,255	8,948
			980,684
Finance (8.3%)
Banking (3.7%)
	BB&T Corp.
	7.250%, 6/15/07	36,900	37,416
	5.250%, 11/1/19	8,000	7,441
	BNP Paribas New York Branch
	7.200%, 1/15/07	40,000	40,336
	BTM Curacao
3	4.760%, 7/21/15	47,895	45,091
	Bank One Corp.
	7.875%, 8/1/10	15,000	16,198
	Bank of America Corp.
	4.375%, 12/1/10	10,000	9,532
	5.625%, 3/8/35	46,180	40,461
	Bank of Montreal
	7.800%, 4/1/07	21,000	21,372
	Bank of New York Co., Inc.
	4.950%, 3/15/15	58,655	55,079
	BankAmerica Corp.
	5.875%, 2/15/09	25,000	25,239
	Citicorp
	6.375%, 11/15/08	15,000	15,277
	Citigroup, Inc.
	4.625%, 8/3/10	19,400	18,714
	6.625%, 6/15/32	45,000	46,623
	Credit Suisse First
	Boston USA, Inc.
	4.700%, 6/1/09	45,000	43,989
	6.500%, 1/15/12	15,000	15,505
	Deutsche Bank Financial LLC
	5.375%, 3/2/15	19,215	18,372
	Fifth Third Bank
	4.200%, 2/23/10	60,000	57,217
	Golden West Financial Corp.
	4.750%, 10/1/12	10,000	9,487
	HBOS Treasury Services PLC
3	6.000%, 11/1/33	60,000	57,510

		Face	Market
		Amount	Value•
		($000)	($000)
	HSBC Bank USA
	4.625%, 4/1/14	10,000	9,223
	Huntington National Bank
	4.900%, 1/15/14	16,375	15,233
	JPMorgan Chase & Co.
	4.500%, 11/15/10	25,000	23,933
	6.750%, 2/1/11	5,115	5,336
	Mellon Bank NA
	4.750%, 12/15/14	4,750	4,413
	Mellon Funding Corp.
	5.000%, 12/1/14	30,000	28,358
	Mizuho Finance (Cayman)
3	5.790%, 4/15/14	50,000	49,387
	NBD Bancorp, Inc.
	7.125%, 5/15/07	35,000	35,505
	National City Bank
	4.150%, 8/1/09	8,630	8,273
	7.250%, 7/15/10	25,000	26,471
	National City
	Bank of Pennsylvania
	7.250%, 10/21/11	20,000	21,525
	National City Corp.
	3.200%, 4/1/08	10,000	9,609
	Northern Trust Co.
	4.600%, 2/1/13	5,925	5,547
	Overseas Chinese
	Banking Corp.
3	7.750%, 9/6/11	14,805	16,034
	PNC Bank NA
	4.875%, 9/21/17	35,000	31,729
	Paribas NY
	6.950%, 7/22/13	40,000	42,373
	Royal Bank of Scotland
	Group PLC
	6.375%, 2/1/11	40,775	41,957
	5.000%, 10/1/14	9,700	9,176
	5.050%, 1/8/15	19,510	18,408
	4.700%, 7/3/18	10,000	8,897
	Santander U.S. Debt,
	S.A. Unipersonal
3	4.750%, 10/21/08	47,100	46,294
	Scotland International Finance
3	8.850%, 11/1/06	28,000	28,334
	Societe Generale
	7.400%, 6/1/06	40,000	39,994
	SunTrust Banks, Inc.
	7.250%, 9/15/06	44,360	44,569
	4.250%, 10/15/09	9,680	9,311
	UFJ Finance Aruba AEC
	6.750%, 7/15/13	50,000	52,475

US Bank NA
4.125%, 3/17/08	50,000	48,895
6.300%, 2/4/14	30,000	30,846
Wachovia Bank NA
4.375%, 8/15/08	15,000	14,692
Wachovia Corp.
5.625%, 12/15/08	55,000	55,109
^ 4.375%, 6/1/10	19,400	18,596
Washington Mutual Bank
5.125%, 1/15/15	10,000	9,331
Washington Mutual, Inc.
5.250%, 9/15/17	40,000	36,864
Wells Fargo & Co.
6.375%, 8/1/11	15,000	15,495
5.125%, 9/1/12	10,000	9,717
Wells Fargo Bank NA
6.450%, 2/1/11	5,000	5,168
World Savings Bank, FSB
4.500%, 6/15/09	14,845	14,386
4.125%, 12/15/09	33,045	31,506

Brokerage (0.2%)
Ameriprise Financial Inc.
5.350%, 11/15/10	22,605	22,204
Dean Witter, Discover & Co.
6.750%, 10/15/13	25,775	27,024
7.070%, 2/10/14	17,500	18,587
Morgan Stanley Dean Witter
4.000%, 1/15/10	10,000	9,484

Finance Companies (1.1%)
American Express
Centurion Bank
4.375%, 7/30/09	10,000	9,679
American Express Co.
4.750%, 6/17/09	20,000	19,599
American Express Credit Corp.
3.000%, 5/16/08	30,000	28,654
CIT Group, Inc.
3.650%, 11/23/07	25,000	24,350
4.125%, 11/3/09	25,000	23,842
Countrywide Home Loan
5.500%, 8/1/06	30,000	30,002
5.625%, 7/15/09	20,000	19,959
FGIC Corp.
3 6.000%, 1/15/34	14,635	13,718
General Electric Capital Corp.
6.125%, 2/22/11	19,400	19,841
8.125%, 5/15/12	30,000	33,563
5.450%, 1/15/13	40,000	39,547

		Face	Market
		Amount	Value•
		($000)	($000)
	HSBC Finance Corp.
	6.375%, 10/15/11	75,000	76,965
	Norwest Financial, Inc.
	6.250%, 12/15/07	35,000	35,569
	Transamerica Financial Corp.
	6.400%, 9/15/08	29,265	29,690
	US Trade Funding Corp.
2 3	4.260%, 11/15/14	21,925	20,528
	Wells Fargo Financial
	5.500%, 8/1/12	20,000	19,786

Insurance (3.0%)
	ACE Capital Trust II
	9.700%, 4/1/30	20,000	25,680
	AIG SunAmerica Global
	Financing VI
3	6.300%, 5/10/11	60,000	61,532
	Allstate Corp.
	7.200%, 12/1/09	40,000	41,957
	5.000%, 8/15/14	10,000	9,411
	Ambac, Inc.
	7.500%, 5/1/23	25,000	27,621
	American International
	Group, Inc.
3	4.700%, 10/1/10	19,400	18,595
	Cincinnati Financial Corp.
	6.920%, 5/15/28	40,500	42,229
	Farmers Exchange Capital
3	7.050%, 7/15/28	25,000	24,238
	Florida Windstorm
	Underwriters
3	7.125%, 2/25/19	55,000	59,594
	Frank Russell Co.
3	5.625%, 1/15/09	30,000	30,106
	General Reinsurance Corp.
	9.000%, 9/12/09	32,000	35,140
	Genworth Financial, Inc.
	5.125%, 3/15/11	35,275	34,496
	5.750%, 5/15/13	25,000	24,961
	Hartford Financial Services
	Group, Inc.
	7.900%, 6/15/10	35,000	37,674
	4.750%, 3/1/14	15,000	13,898
	Hartford Life, Inc.
	5.200%, 2/15/11	24,185	23,694
	ING USA Global
	4.500%, 10/1/10	25,000	23,884

	Jackson National Life
	Insurance Co.
3	8.150%, 3/15/27	39,480	45,796
	John Hancock
	Financial Services
	5.625%, 12/1/08	16,080	16,087
	Liberty Mutual Insurance Co.
3	7.875%, 10/15/26	31,210	33,439
	Marsh & McLennan
	Cos., Inc.
	6.250%, 3/15/12	50,000	50,265
	MassMutual Global
	Funding II
3	3.500%, 3/15/10	50,000	46,503
	Mercury General Corp.
	7.250%, 8/15/11	20,000	20,893
	MetLife Global Funding I
3	4.500%, 5/5/10	20,000	19,244
	Metropolitan Life
	Insurance Co.
3	7.700%, 11/1/15	51,000	56,668
	New York Life Global Funding
3	3.875%, 1/15/09	4,285	4,114
	New York Life Insurance
3	5.875%, 5/15/33	55,395	52,358
	Pacific Life Global Funding
3	3.750%, 1/15/09	38,415	36,740
	Principal Life Income Funding
	5.125%, 3/1/11	42,935	41,958
	Protective Life Secured Trust
	3.700%, 11/24/08	35,000	33,536
	4.850%, 8/16/10	15,205	14,767
	Prudential Financial, Inc.
	4.750%, 4/1/14	28,700	26,524
	5.100%, 9/20/14	10,000	9,426
	Prudential Insurance Co.
3	7.650%, 7/1/07	20,000	20,444
	St. Paul Cos., Inc.
	5.750%, 3/15/07	20,000	20,029
	Torchmark Corp.
	7.875%, 5/15/23	45,000	51,296
	UnitedHealth Group, Inc.
	4.125%, 8/15/09	23,950	22,877
	4.875%, 4/1/13	40,000	37,600
	4.750%, 2/10/14	10,000	9,253
	XL Capital Ltd.
	6.500%, 1/15/12	50,000	50,869

		Face	Market
		Amount	Value•
		($000)	($000)
Real Estate Investment (0.1%)
	Spieker Properties Corp. LP
	7.650%, 12/15/10	25,000	26,586

Financial Other (0.2%)
	Berkshire Hathaway
	Finance Corp.
	4.625%, 10/15/13	50,000	46,641
	SovRisc BV
3	4.625%, 10/31/08	50,000	49,177
			3,404,219
Industrial (8.8%)
Basic Industy (0.7%)
	Alcan, Inc.
	4.500%, 5/15/13	20,000	18,513
	7.250%, 3/15/31	21,273	23,111
	6.125%, 12/15/33	8,029	7,695
	Alcoa, Inc.
	7.375%, 8/1/10	40,000	42,493
	6.500%, 6/1/11	10,000	10,349
	BHP Billiton Finance
	4.800%, 4/15/13	15,000	14,203
	BHP Finance USA Ltd.
	7.250%, 3/1/16	15,000	16,439
	Dow Chemical Co.
	6.125%, 2/1/11	19,000	19,334
	6.000%, 10/1/12	10,000	10,100
	7.375%, 11/1/29	20,000	22,374
	E.I. du Pont de
	Nemours & Co.
	4.125%, 4/30/10	24,930	23,666
	4.750%, 11/15/12	17,560	16,610
	PPG Industries, Inc.
	6.875%, 2/15/12	9,355	9,842
	Rohm & Haas Co.
2	9.800%, 4/15/20	10,500	12,822
	7.850%, 7/15/29	20,000	23,608
	Weyerhaeuser Co.
	7.375%, 3/15/32	25,000	25,358

Capital Goods (1.0%)
	Boeing Capital Corp.
	6.500%, 2/15/12	40,000	41,538
	Boeing Co.
	8.750%, 9/15/31	9,800	12,876
	8.625%, 11/15/31	9,460	12,289

	Caterpillar Financial
	Services Corp.
	3.625%, 11/15/07	15,000	14,612
	2.700%, 7/15/08	25,000	23,605
	4.500%, 6/15/09	10,000	9,712
	Caterpillar, Inc.
	7.300%, 5/1/31	10,000	11,597
	Deere & Co.
	7.125%, 3/3/31	25,000	28,109
	General Dynamics Corp.
	4.250%, 5/15/13	40,000	36,696
	Honeywell International, Inc.
	7.500%, 3/1/10	41,000	43,636
	Hutchison Whampoa
	International Ltd.
3	6.500%, 2/13/13	50,000	51,034
	John Deere Capital Corp.
	5.100%, 1/15/13	40,000	38,549
	Minnesota Mining &
	Manufacturing Corp.
	6.375%, 2/15/28	30,000	31,277
	United Technologies Corp.
	4.875%, 5/1/15	9,675	9,067
	7.500%, 9/15/29	19,230	22,208
	6.050%, 6/1/36	20,325	20,020

Communication (1.2%)
	AT&T Inc.
	4.125%, 9/15/09	30,000	28,556
	6.150%, 9/15/34	10,000	9,199
	Alltel Corp.
	7.000%, 7/1/12	20,000	21,248
	BellSouth Corp.
	4.200%, 9/15/09	10,000	9,564
	6.000%, 10/15/11	25,000	25,195
	BellSouth Telecommunications
	5.875%, 1/15/09	15,000	15,085
	CBS Corp.
	7.700%, 7/30/10	40,000	42,726
	Chesapeake & Potomac
	Telephone Co.
	7.150%, 5/1/23	10,000	10,067
	Cox Communications, Inc.
	7.750%, 8/15/06	30,000	30,131
	Deutsche Telekom
	International Finance
	8.000%, 6/15/10	50,000	53,923
	France Telecom
	7.750%, 3/1/11	50,000	53,946

		Face	Market
		Amount	Value•
		($000)	($000)
	Gannett Co., Inc.
	5.500%, 4/1/07	19,250	19,250
	New York Times Co.
	4.500%, 3/15/10	9,450	9,002
	Southwestern Bell
	Telephone Co.
	7.600%, 4/26/07	7,000	7,115
	Telefonica Europe BV
	7.750%, 9/15/10	50,000	53,334
	Verizon Global Funding Corp.
	6.875%, 6/15/12	10,000	10,449
	4.375%, 6/1/13	10,000	9,096
	7.750%, 12/1/30	17,000	18,254
	Vodafone AirTouch PLC
	7.750%, 2/15/10	10,000	10,626
	Vodafone Group PLC
	5.000%, 12/16/13	10,000	9,328
	5.375%, 1/30/15	40,000	37,821

Consumer Cyclical (1.4%)
	CVS Corp.
	4.000%, 9/15/09	40,000	38,039
	4.875%, 9/15/14	35,000	32,314
	Harley-Davidson Inc.
3	3.625%, 12/15/08	50,000	47,718
	Home Depot Inc.
	3.750%, 9/15/09	48,000	45,540
	4.625%, 8/15/10	12,000	11,599
	Johnson Controls, Inc.
	7.125%, 7/15/17	36,300	38,555
	Kohl’s Corp.
	6.000%, 1/15/33	55,000	50,054
	Lowe’s Cos., Inc.
	8.250%, 6/1/10	12,870	14,115
	6.875%, 2/15/28	5,790	6,259
	6.500%, 3/15/29	39,900	41,296
	Target Corp.
	3.375%, 3/1/08	10,000	9,663
	5.875%, 3/1/12	40,000	40,556
	6.350%, 11/1/32	10,000	10,272
	The Walt Disney Co.
	6.375%, 3/1/12	20,000	20,615
	Time Warner, Inc.
	7.570%, 2/1/24	20,000	20,956
	6.950%, 1/15/28	20,000	19,865
	Toyota Motor Credit Corp.
	5.500%, 12/15/08	50,000	50,063
	4.250%, 3/15/10	20,000	19,166

	Wal-Mart Stores, Inc.
	6.875%, 8/10/09	12,000	12,469
	4.125%, 2/15/11	40,000	37,676
	5.250%, 9/1/35	18,000	15,638

Consumer Noncyclical (3.1%)
	Abbott Laboratories
	5.600%, 5/15/11	15,000	14,969
	4.350%, 3/15/14	45,000	41,020
	Anheuser-Busch Cos., Inc.
	5.000%, 3/1/19	15,000	13,705
	6.500%, 1/1/28	19,550	19,983
	6.800%, 8/20/32	20,000	21,516
	Archer-Daniels-Midland Co.
	7.000%, 2/1/31	40,130	43,618
	5.935%, 10/1/32	25,000	23,894
	Becton, Dickinson & Co.
	4.550%, 4/15/13	8,000	7,442
	Bristol-Myers Squibb Co.
	5.750%, 10/1/11	51,000	51,071
	Cargill Inc.
3	6.875%, 5/1/28	19,355	20,218
3	6.125%, 4/19/34	28,980	28,167
	Clorox Co.
	4.200%, 1/15/10	55,770	53,128
	Coca-Cola Enterprises Inc.
	6.125%, 8/15/11	40,000	41,063
	7.000%, 10/1/26	10,075	10,768
	Coca-Cola HBC Finance
	5.125%, 9/17/13	28,000	26,669
	5.500%, 9/17/15	17,440	16,804
	Colgate-Palmolive Co.
	7.600%, 5/19/25	13,920	16,439
	ConAgra Foods, Inc.
	6.750%, 9/15/11	30,000	31,060
	Diageo Capital PLC
	3.500%, 11/19/07	40,000	38,890
	3.375%, 3/20/08	10,000	9,637
	Eli Lilly & Co.
	6.000%, 3/15/12	45,000	45,904
	Fortune Brands Inc.
	6.250%, 4/1/08	40,000	40,448
	4.875%, 12/1/13	35,000	32,460
	GlaxoSmithKline Capital Inc.
	4.375%, 4/15/14	35,000	32,120
	5.375%, 4/15/34	45,000	40,818
	Hershey Foods Corp.
	4.850%, 8/15/15	9,620	9,010

		Face	Market
		Amount	Value•
		($000)	($000)
	Kimberly-Clark Corp.
	4.875%, 8/15/15	30,000	28,171
	6.375%, 1/1/28	30,000	31,649
	Kraft Foods, Inc.
	4.625%, 11/1/06	50,000	49,827
	Medtronic Inc.
	4.375%, 9/15/10	19,235	18,344
	4.750%, 9/15/15	20,000	18,351
	Pepsi Bottling Group, Inc.
	7.000%, 3/1/29	10,000	10,851
	Pepsi Bottling Holdings Inc.
3	5.625%, 2/17/09	40,000	40,085
	Pfizer, Inc.
	2.500%, 3/15/07	30,000	29,340
	Pharmacia Corp.
	6.600%, 12/1/28	12,000	12,668
	Procter & Gamble Co. ESOP
2	9.360%, 1/1/21	60,945	74,855
	Schering-Plough Corp.
	5.550%, 12/1/13	35,000	34,068
	Sysco Corp.
	5.375%, 9/21/35	25,000	22,351
	Unilever Capital Corp.
	7.125%, 11/1/10	37,000	39,133
	5.900%, 11/15/32	27,000	25,354
	Warner-Lambert Co.
	6.000%, 1/15/08	20,000	20,187
	Wyeth
	6.950%, 3/15/11	30,000	31,462
	6.500%, 2/1/34	11,500	11,543
	Zeneca Wilmington Inc.
	7.000%, 11/15/23	29,000	32,075

Energy (0.6%)
	Amoco Corp.
	6.500%, 8/1/07	25,000	25,306
	Anadarko Petroleum Corp.
	3.250%, 5/1/08	30,000	28,810
	Apache Finance Canada
	7.750%, 12/15/29	39,910	47,459
	ChevronTexaco Capital Co.
	3.500%, 9/17/07	27,190	26,547
	Conoco Funding Co.
	6.350%, 10/15/11	30,000	30,989
	Phillips Petroleum Co.
	9.375%, 2/15/11	20,000	22,945
	Suncor Energy, Inc.
	7.150%, 2/1/32	20,279	22,567
	5.950%, 12/1/34	20,700	19,905

	Talisman Energy, Inc.
	7.125%, 6/1/07	10,000	10,122

Technology (0.4%)
	Cisco Systems Inc.
	5.250%, 2/22/11	50,000	49,224
	First Data Corp.
	4.700%, 8/1/13	40,000	37,280
	International Business
	Machines Corp.
	8.375%, 11/1/19	25,000	30,293
	5.875%, 11/29/32	25,000	23,856
	Pitney Bowes Credit Corp.
	8.550%, 9/15/09	41,890	45,388

Transportation (0.3%)
	ERAC USA Finance Co.
3	7.350%, 6/15/08	21,805	22,476
3	6.700%, 6/1/34	18,000	17,427
	Federal Express Corp.
2	6.720%, 1/15/22	39,803	41,154
	Southwest Airlines Co.
2	7.540%, 6/29/15	30,772	32,559

Industrial Other (0.1%)
	Dover Corp.
	6.500%, 2/15/11	13,808	14,286
	Snap-On Inc.
	6.250%, 8/15/11	34,990	35,942
			3,615,355
Utilities (1.6%)
Electric Utilities (1.4%)
	Alabama Power Co.
	2.800%, 12/1/06	23,090	22,796
	5.700%, 2/15/33	15,000	13,916
	Carolina Power & Light Co.
	5.950%, 3/1/09	20,000	20,130
	Central Illinois Public Service
	6.125%, 12/15/28	54,000	52,997
	Consolidated Edison Co.
	of New York
	6.450%, 12/1/07	20,000	20,265
	Consolidated Edison, Inc.
	3.625%, 8/1/08	20,000	19,251
	Exelon Generation Co. LLC
	6.950%, 6/15/11	45,000	47,074
	Florida Power & Light Co.
	5.650%, 2/1/35	40,000	36,914
	4.950%, 6/1/35	10,000	8,292

	Face	Market
	Amount	Value•
	($000)	($000)
National Rural Utilities
Cooperative Finance Corp.
5.750%, 12/1/08	50,000	50,050
Northern States Power Co.
6.250%, 6/1/36	50,000	49,931
PacifiCorp
6.625%, 6/1/07	20,500	20,704
5.900%, 8/15/34	12,500	11,859
Public Service Electric & Gas
4.000%, 11/1/08	40,500	39,036
South Carolina
Electric & Gas Co.
5.800%, 1/15/33	9,000	8,589
Southern Investments
UK PLC
6.800%, 12/1/06	35,000	35,160
Virginia Electric & Power Co.
7.625%, 7/1/27	16,200	16,531
Wisconsin Electric Power Co.
4.500%, 5/15/13	21,565	20,113
Wisconsin Power & Light Co.
7.625%, 3/1/10	20,000	21,046
Wisconsin Public Service
6.080%, 12/1/28	45,000	43,923

Natural Gas (0.2%)
British Transco Finance
6.625%, 6/1/18	50,000	52,615
KeySpan Corp.
4.650%, 4/1/13	9,000	8,405
PanEnergy Corp.
7.000%, 10/15/06	25,000	25,106
Wisconsin Gas Co.
6.600%, 9/15/13	13,100	13,645
		658,348
Total Corporate Bonds
(Cost $8,847,346)		8,658,606

Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
African Development Bank
4.500%, 1/15/09	50,000	49,074
European Investment Bank
2.375%, 6/15/07	70,000	68,021
4.000%, 3/3/10	40,000	38,216
Inter-American
Development Bank
5.375%, 11/18/08	19,400	19,527
7.375%, 1/15/10	40,000	42,642
4.375%, 9/20/12	40,000	37,699

	International Bank for
	Reconstruction & Development
	6.125%, 12/19/07	20,000	20,234
	5.750%, 2/6/08	19,400	19,531
	4.750%, 2/15/35	40,000	35,016
	Japan Bank International
	4.750%, 5/25/11	70,000	67,931
	Japan Finance Corp.
	4.625%, 4/21/15	75,000	70,312
	Kreditanstalt fur Wiederaufbau
	4.750%, 1/24/07	15,000	14,959
	3.375%, 1/23/08	55,000	53,380
	7.000%, 3/1/13	10,000	10,854
	Landwirtschaftliche
	Rentenbank
	4.125%, 7/15/08	50,000	48,708
	Oesterreichische Kontrollbank
	4.250%, 10/6/10	25,000	24,016
	4.500%, 3/9/15	50,000	46,833
	Province of British Columbia
	4.300%, 5/30/13	40,000	37,519
	Province of Manitoba
	4.450%, 4/12/10	57,000	54,939
	Province of Ontario
	4.375%, 2/15/13	40,000	37,555
^	4.500%, 2/3/15	35,000	32,482
	Province of Quebec
	4.875%, 5/5/14	25,000	23,812
	Quebec Hydro Electric
	6.300%, 5/11/11	40,000	40,893
	Republic of Italy
^	4.500%, 1/21/15	50,000	46,438
	Republic of South Africa
	6.500%, 6/2/14	21,900	22,365
	Swedish Export Credit Corp.
	4.625%, 2/17/09	60,000	58,861
Total Sovereign Bonds
(Cost $1,068,371)			1,021,817

Taxable Municipal Bonds (0.9%)
	Chelan County WA
	Public Util. Dist.
4	7.070%, 6/1/07	10,000	10,170
4	7.100%, 6/1/08	12,000	12,336
	Illinois (Taxable Pension) GO
	5.100%, 6/1/33	75,000	67,223
	Kansas Dev. Finance
	Auth. Rev. (Public Employee
	Retirement System)
5	5.501%, 5/1/34	50,000	46,785

		Face	Market
		Amount	Value•
		($000)	($000)
	Oakland CA Pension Obligation
4	6.980%, 12/15/09	7,801	8,152
	Oregon School Board Assn.
	5.528%, 6/30/28	50,000	47,520
	President and Fellows of
	Harvard College
	6.300%, 10/1/37	50,000	50,969
	Southern California Public
	Power Auth.
5	6.930%, 5/15/17	30,000	33,233
	Stanford Univ. California Rev.
	6.875%, 2/1/24	34,745	38,346
	7.650%, 6/15/26	29,000	34,269

Total Taxable Municipal Bonds
(Cost $355,544)			349,003
Temporary Cash Investments (3.5%)
Repurchase Agreements (3.3%)
	Bank America	562,300	562,300
	5.040%, 6/1/06 (Dated 5/31/06,
	Repurchase Value
	$562,379,000 collateralized
	by Federal Home Loan
	Mortgage Corp.,
	5.000%, 5/1/35 and
	Federal National
	Mortgage Assn.,
	5.000%, 5/1/35)
	Goldman Sachs & Co.	248,500	248,500
	5.040%, 6/1/06 (Dated 5/31/06,
	Repurchase Value
	$248,535,000
	collateralized by Federal
	National Mortgage Assn.,
	5.000%–6.500%,
	2/1/18–9/1/35)
	UBS Securities LLC	533,700	533,700
	5.050%, 6/1/06 (Dated 5/31/06,
	Repurchase Value
	$533,775,000
	collateralized by Federal
	Home Loan Mortgage Corp.,
	4.500%–10.500%,
	2/1/07–2/1/36 and
	Federal National
	Mortgage Assn.,
	4.000%–10.500%,
	4/1/07–5/1/36)
			1,344,500

			Market
			Value•
		Shares	($000)
	Money Market Fund (0.2%)
6	Vanguard Market
	Liquidity Fund,
	5.010%—Note G	87,786,790	87,787
	Total Temporary Cash Investments
	(Cost $1,432,287)		1,432,287
	Total Investments (100.1%)
	(Cost $34,488,031)		40,972,441

	Other Assets and Liabilities (–0.1%)
	Other Assets—Note C		299,819
	Liabilities—Note G		(354,273)
			(54,454)
	Net Assets (100%)		40,917,987

At May 31, 2006, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	32,821,182
Undistributed Net Investment Income	214,877
Accumulated Net Realized Gains	1,397,504
Unrealized Appreciation
Investment Securities	6,484,410
Foreign Currencies	14
Net Assets	40,917,987

Investor Shares—Net Assets
Applicable to 864,233,041
outstanding $.001 par value
shares of beneficial interest
(unlimited authorization)	26,977,251
Net Asset Value Per Share—
Investor Shares	$31.22

Admiral Shares—Net Assets
Applicable to 258,521,883
outstanding $.001 par value
shares of beneficial interest
(unlimited authorization)	13,940,736
Net Asset Value Per Share—
Admiral Shares	$53.92

• See Note A in Notes to Financial Statements.

* Non-income-producing security..

^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the aggregate value of these securities was $1,123,086,000, representing 2.7% of net assets.

4 Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

5 Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

CMO—Collateralized Mortgage Obligation.

GO—General Obligation Bond.

Statement of Operations

Six Months Ended
May 31, 2006
($000)
Investment Income
Income
Dividends[1]	325,571
Interest	356,337
Security Lending	2,398
Total Income	684,306
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,507
Performance Adjustment	2,093
The Vanguard Group—Note C
Management and Administrative
Investor Shares	29,004
Admiral Shares	6,297
Marketing and Distribution
Investor Shares	3,463
Admiral Shares	1,294
Custodian Fees	108
Shareholders’ Reports
Investor Shares	303
Admiral Shares	20
Trustees’ Fees and Expenses	21
Total Expenses	51,110
Expenses Paid Indirectly—Note D	(859)
Net Expenses	50,251
Net Investment Income	634,055
Realized Net Gain (Loss)
Investment Securities Sold	1,398,117
Foreign Currencies	(265)
Realized Net Gain (Loss)	1,397,852
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(319,812)
Foreign Currencies	14
Change in Unrealized Appreciation (Depreciation)	(319,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,712,109

1 Dividends are net of foreign withholding taxes of $9,099,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	Nov. 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	634,055	1,061,027
Realized Net Gain (Loss)	1,397,852	1,270,014
Change in Unrealized Appreciation (Depreciation)	(319,798)	722,504
Net Increase (Decrease) in Net Assets Resulting from Operations	1,712,109	3,053,545
Distributions
Net Investment Income
Investor Shares	(413,766)	(821,748)
Admiral Shares	(213,483)	(221,010)
Realized Capital Gain[1]
Investor Shares	(811,700)	(821,687)
Admiral Shares	(390,028)	(161,487)
Total Distributions	(1,828,977)	(2,025,932)
Capital Share Transactions—Note H
Investor Shares	984,359	(2,171,481)
Admiral Shares	1,474,145	6,824,895
Net Increase (Decrease) from Capital Share Transactions	2,458,504	4,653,414
Total Increase (Decrease)	2,341,636	5,681,027
Net Assets
Beginning of Period	38,576,351	32,895,324
End of Period[2]	40,917,987	38,576,351

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $80,197,000 and $6,490,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets–End of Period includes undistributed net investment income of $214,877,000 and $208,336,000.

Financial Highlights

Wellington Fund Investor Shares

	Six Months
	Ended	Year Ended November 30,
For a Share Outstanding	May 31,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value,
Beginning of Period	$31.34	$30.54	$27.69	$25.27	$28.41	$28.83
Investment Operations
Net Investment Income	.486	.886	.865	.77	.837	.97
Net Realized and Unrealized
Gain (Loss) on Investments	.858	1.718	2.800	2.42	(1.986)	1.10
Total from
Investment Operations	1.344	2.604	3.665	3.19	(1.149)	2.07
Distributions
Dividends from
Net Investment Income	(.490)	(.895)	(.815)	(.77)	(.870)	(1.01)
Distributions from
Realized Capital Gains	(.974)	(.909)	—	—	(1.121)	(1.48)
Total Distributions	(1.464)	(1.804)	(.815)	(.77)	(1.991)	(2.49)
Net Asset Value,
End of Period	$31.22	$31.34	$30.54	$27.69	$25.27	$28.41

Total Return	4.41%	8.86%	13.44%	12.94%	–4.27%	7.62%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$26,977	$26,074	$27,503	$23,108	$20,007	$21,864
Ratio of Total Expenses to
Average Net Assets[1]	0.30%[2]	0.29%	0.31%	0.36%	0.36%	0.36%
Ratio of Net Investment
Income to Average Net Assets	3.11%[2]	2.93%	2.99%	3.00%	3.18%	3.42%
Portfolio Turnover Rate	25%[2]	24%	24%	28%	25%	33%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

2 Annualized.

Wellington Fund Admiral Shares

	Six Months
	Ended					May 14[1] to
For a Share Outstanding	May 31,	Year Ended November 30,				Nov. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value,
Beginning of Period	$54.15	$52.76	$47.84	$43.66	$49.08	$50.00
Investment Operations
Net Investment Income	.874	1.61	1.561	1.383	1.494	.940
Net Realized and Unrealized
Gain (Loss) on Investments	1.463	2.97	4.831	4.183	(3.425)	(1.045)
Total from Investment Operations	2.337	4.58	6.392	5.566	(1.931)	(.105)
Distributions
Dividends from
Net Investment Income	(.885)	(1.62)	(1.472)	(1.386)	(1.552)	(.815)
Distributions from
Realized Capital Gains	(1.682)	(1.57)	—	—	(1.937)	—
Total Distributions	(2.567)	(3.19)	(1.472)	(1.386)	(3.489)	(.815)
Net Asset Value,
End of Period	$53.92	$54.15	$52.76	$47.84	$43.66	$49.08

Total Return	4.44%	9.02%	13.57%	13.09%	–4.15%	–0.12%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$13,941	$12,503	$5,392	$3,878	$2,922	$2,286
Ratio of Total Expenses to
Average Net Assets[2]	0.17%[3]	0.15%	0.17%	0.23%	0.26%	0.28%[3]
Ratio of Net Investment
Income to Average Net Assets	3.24%[3]	3.09%	3.13%	3.12%	3.30%	3.44%[3]
Portfolio Turnover Rate	25%[3]	24%	24%	28%	25%	33%

1 Inception.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended May 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $2,093,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2006, the fund had contributed capital of $4,476,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $759,000 and custodian fees by $100,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2006, the fund realized net foreign currency losses of $265,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2006, net unrealized appreciation of investment securities for tax purposes was $6,484,410,000, consisting of unrealized gains of $7,277,483,000 on securities that had risen in value since their purchase and $793,073,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2006, the fund purchased $5,111,169,000 of investment securities and sold $4,594,646,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $711,861,000 and $212,752,000, respectively.

G. The market value of securities on loan to broker/dealers at May 31, 2006, was $85,099,000, for which the fund received cash collateral of $87,787,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2006		November 30, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,378,260	76,317	4,995,907	164,483
Issued in Lieu of Cash Distributions	1,187,287	38,794	1,574,878	52,243
Redeemed	(2,581,188)	(82,804)	(8,742,266)	(285,363)
Net Increase (Decrease)—Investor Shares	984,359	32,307	(2,171,481)	(68,637)
Admiral Shares
Issued	1,728,291	32,153	7,199,889	135,769
Issued in Lieu of Cash Distributions	560,475	10,600	352,559	6,752
Redeemed	(814,621)	(15,138)	(727,553)	(13,809)
Net Increase (Decrease)—Admiral Shares	1,474,145	27,615	6,824,895	128,712

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2005	5/31/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,044.10	$1.53
Admiral Shares	1,000.00	1,044.40	0.87
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.51
Admiral Shares	1,000.00	1,024.08	0.86

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellington Fund has amended its advisory agreement with Wellington Management Company, LLP. The amended agreement contains a new advisory fee schedule that increases the fee paid to Wellington Management. The board determined that retaining Wellington Management and amending its fee schedule were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. The firm has advised Vanguard Wellington Fund since the fund’s inception in 1929. Edward Bousa, who manages the equity portion of the fund, has more than two decades of industry experience. John C. Keogh, who oversees the fixed income portion, also has more than two decades of industry experience. (Mr. Keogh replaced Paul D. Kaplan as portfolio manager of the fixed income portion of the fund in June 2006.)

The firm and the fund’s management team have depth and stability. The two senior portfolio managers are backed by tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. The board amended the fund’s advisory fee schedule as of January 1, 2006, noting that under the new fee arrangement, Wellington Management could build on its organizational depth and stability and enhance the fund’s portfolio management team by hiring and retaining top investment talent.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that Wellington Management has carried out its investment strategy in disciplined fashion, and that the results provided by Wellington Management have compared favorably with those of the fund’s benchmark and peer group. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
136 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono
Trustee since January 2001	ventures in education); Senior Advisor to Greenwich Associates (international business
136 Vanguard Funds Overseen	strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School
of Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive
Trustee since December 2001[2]	Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry
136 Vanguard Funds Overseen	Council; Director of Tyco International, Ltd. (diversified manufacturing and services)
(since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
136 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean,
136 Vanguard Funds Overseen	Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch Investment
Managers and affiliates (1985–2004), Genbel Securities Limited (South African
financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South
African insurance company) (2001–2003), and Stockback, Inc. (credit card firm)
(2000–2002).
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
136 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
136 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and
AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt
University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group,
Secretary since July 2005	Inc., since November 1997; General Counsel of The Vanguard Group since July
136 Vanguard Funds Overseen	2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group,
Treasurer since July 1998	Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
136 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Wellington, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 20, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.